Exhibit 99.2 Pioneering a New Era of GPCR Drug Discovery Corporate Presentation November 2026 Nasdaq: SEPN © 2026 SEPTERNA

Forward-Looking Statements This presentation contains express or implied forward‐ looking statements of Septerna, Inc. (the “Company,” “we,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding our business strategy, plans, estimated R&D program milestones and objectives of management are forward-looking statements. Such forward-looking statements include, but are not limited to, express or implied statements regarding: the continued advancement of SEP-479 in clinical development, including the anticipated timing for the availability of data; our plans to advance SEP-204 into a Phase 1 clinical study and timing thereof; SEP-204’s potential as an oral disease- modifying treatment for Graves’s disease and thyroid eye disease; the continued advancement of SEP-631, including our plan to evaluate strategies for capital- efficient, signal-finding clinical studies across multiple indications; the role of MRGPRX2 in mast cell-driven diseases; the ability of preclinical or Phase 1 observations to successfully translate into positive clinical outcomes; the timing, progress and results of conducting our research and development programs; the intended and potential benefits of the collaboration with Novo, and the potential resulting milestones and royalties (if any); our ability to demonstrate, and the timing ® of, preclinical proof-of-concept in vivo and ex vivo for multiple programs; the potential of our proprietary Native Complex Platform ; the size and growth potential of the markets for our current and future product candidates; our expectations regarding strategic plans for our business, product candidates, and technology; the ® scope of protection we are able to establish and maintain for intellectual property rights covering our Native Complex Platform and our product candidates; our ability to maintain existing collaborations and to identify and enter into future license agreements and collaborations; and the accuracy of our estimates regarding expenses and capital requirements, including our expected cash runway, among others. Such forward-looking statements reflect Septerna’s current views and are subject to known and unknown risks and other factors, which are, in some cases, beyond the Company’s control. Risks that contribute to the uncertain nature of the forward-looking statements include risks related to biopharmaceutical development and conducting preclinical studies and clinical trials, along with those risks and uncertainties set forth in the section titled Risk Factors in our most recent Quarterly Report on Form 10-Q for the three months ended June 30, 2026, as well as any subsequent filings with the Securities and Exchange Commission. Certain information in this presentation (including market data and statistical information) and statements made orally during this presentation are the good faith estimates of management and have been obtained from various sources (including third-party sources such as independent industry publications, governmental publications, and reports by market research firms), and we do not guarantee the accuracy or completeness of such information. No representations or warranties (expressed or implied) are made about the accuracy of such forward-looking statements, and there can be no assurance as to the reliability or correctness of such projections and actual results may vary materially from those projected. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. © 2026 SEPTERNA 2

Septerna: Pioneering a New Era of GPCR Drug Discovery with Oral Small Molecules

Native Complex Platform® designed to unlock the full potential of GPCR therapies

- Iterative structure-based drug design to rapidly optimize and validate programs in animal models

Portfolio strategy to drive value creation

- Validated targets + early clinical readouts + multi-billion $ market opportunities

Well-capitalized

- Cash runway expected to support operating plans at least into 2029

Lead Programs

SEP-479 PTH1R Agonist: Potential first-in-class oral small molecule for hypoparathyroidism; Phase 1 in healthy volunteers ongoing with SAD/MAD data anticipated in Q1 2027

SEP-204 TSHR NAM: Potential disease-modifying treatment for Graves' disease and TED; anticipate initiating Phase 1 in healthy volunteers in Q1 2027

SEP-631 MRGPRX2 NAM: Pipeline-in-a-product opportunity for mast cell-driven diseases; Phase 1 demonstrated robust PD with QD dosing; evaluating multi-indication clinical signal-finding strategy

Discovery Stage

PTH1R Agonists: Potential oral small molecule anabolic treatment for osteoporosis

Incretin Receptor Agonists: Potential multi-billion $ collaboration with Novo for oral small molecules for metabolic diseases

© 2026 SEPTERNA

GPCR: G protein-coupled receptor; NAM: negative allosteric modulator; TED: thyroid eye disease

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GPCR Drug Discovery Success Has Been Highly Concentrated to a Small Fraction of GPCRs


Class A
Rhodopsin
Adhesion
Class
Class B
Secretin
Class C
Glutamate
Class F
Frizzled/Taste
# of FDA
Approved Drugs
>30
20-30
10-19
5-9
1-4

Historically productive target class, yet substantial untapped opportunity to expand the number of druggable GPCRs

~1/3 of all FDA-approved drugs (~500 approved products) target GPCRs

>70% of GPCR drugs target 6 small subfamilies of GPCRs

~75% of potential GPCR targets remain undrugged

Our focus: Unlocking difficult-to-drug GPCRs with our Native Complex Platform®

© 2026 SEPTERNA

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® Proprietary Native Complex Platform Today’s GPCR Drug Discovery Challenge • Several new small molecule drug discovery technologies have largely been inaccessible to GPCRs • Inability to isolate fully functional GPCR proteins significantly limits use of modern discovery tools ® Native Complex Platform : Industrialized Workflows to Unlock Difficult-to-Drug GPCRs Native High-Resolution Technologies to Screen Structure-Based Drug Complexes GPCR Structures Billions of Compounds Design & Optimization Ligand GPCR Lipid Bilayer G protein Retain GPCR natural structure, Novel binding pockets and new Discovery of new leads with <1 year from initiation of med function, and dynamics insights into GPCR modulation relevant modes of action chem to activity in animal models for each program to date © 2026 SEPTERNA 5

Advancing a Deep Portfolio of Oral Small Molecule GPCR-Targeted Programs

Wholly-Owned Programs		Development Status			
Program / Target Mode of Action	Therapeutic Area Indications	Discovery	IND-enabling	Phase 1	Phase 2
SEP-479 (PTH1R) Agonist	Endocrinology Hypoparathyroidism				Anticipate Phase 1 data in Q1 2027
SEP-204 (TSHR) Negative Allosteric Modulator	Endocrinology Graves' disease & Thyroid eye disease			Anticipate Phase 1 initiation in Q1 2027	
SEP-631 (MRGPRX2) Negative Allosteric Modulator	Immunology and Inflammation Mast cell-driven diseases				
PTH1R Program Agonist	Endocrinology Osteoporosis				
Research Areas: Neurology, Women's Health, Cardiovascular Disease and Respiratory Disease					

Partnered Programs		Partner
Metabolic Programs GLP-1R, GIPR, GCGR*	Obesity and Other Cardiometabolic Diseases	novo

© 2026 SEPTERNA

* Partnership also includes two undisclosed targets

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SEP-479: Oral Small Molecule PTH1R Agonist Targeting PTH1R for Hypoparathyroidism © 2026 SEPTERNA

Hypoparathyroidism: Significant Unmet Need for an Oral PTH Replacement

Hypoparathyroidism: Low PTH leads to low blood calcium

- ~70K patients in US; ~140K patients in EU

Challenging patient symptoms

- Muscle cramps, tingling, brain fog
- Life-threatening complications: cardiac arrhythmias, seizures

Standard-of-care limitations

- Calcium supplements (high doses several times per day) and Vitamin D do not fully resolve symptoms and lead to complications including calcifications and renal impairment
- Approved injectable PTH therapy will require life-long daily injections

Our Strategy: Functionally replace PTH with oral small molecule PTH1R agonist to normalize serum calcium

PTH: Master Regulator of Blood Calcium



NORMAL PHYSIOLOGY
HYPOPARATHYROIDISM
Thyroid
Parathyroid glands
PTH
Parathyroid hormone (PTH) controls blood calcium levels
Active PTH1R in bone and kidney
Normocalcemia
Bone
Kidney
Intestine
Vit D
Release
Resorption
Absorption
Loss of Parathyroid Glands
PTH loss/decrease
Inactive PTH1R
Hypocalcemia
Bone
Kidney
Intestine
Release
Resorption
Absorption
Tingling
Brain fog
Muscle cramps
Kidney failure
Seizures
Cardiac arrhythmia

© 2026 SEPTERNA

PTH: Parathyroid Hormone

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SEP-479: Discovered with Native Complex Platform® as Potent Oral PTH1R Agonist for Hypoparathyroidism

Native Complex Hit Identification and Structure-Based Optimization

Multiple PTH1R agonists with distinct binding sites identified and optimized in parallel to candidate quality molecules


PTH
PTH1R
G protein


Rapid Iterative Structure-Based Drug Discovery

<1 year from initiation of medicinal chemistry to activity in an animal model

SEP-479: Clinical Candidate

- Potent oral small molecule PTH1R agonist
- Demonstrated comparable effects to PTH peptides in cell-based assays and in vivo models
- Normalized serum calcium in preclinical rat surgical model of hypoparathyroidism
- Monkey PK/PD study demonstrated robust decreases in endogenous PTH and increases in serum calcium
- Excellent pharmaceutical properties; projected to achieve full-day HypoPT control with QD dosing
- Generally well tolerated in GLP toxicology studies

Phase 1 in healthy volunteers is in progress

© 2026 SEPTERNA
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SEP-479: A Potent PTH1R Agonist Demonstrated Pharmacologic Responses Similar to PTH peptide in Cell-Based Assays Gene expression analysis comparing SEP-479 to PTH (1-34) in bone cell line demonstrated similar PTH1R- mediated pharmacologic responses Sclerostin RANKL Osteocalcin Osteoprotegerin 8 1.5 1.5 15 6 1.0 1.0 10 4 0.5 0.5 5 2 0 0.0 0.0 0 • Suppressed sclerostin and upregulated osteocalcin • Increased RANKL and decreased osteoprotegerin expression, suggesting promotion of osteoprogenitor transcription, suggesting promotion of osteoclast differentiation and enhancement of bone formation differentiation and acceleration of bone resorption © 2026 SEPTERNA 10 Methods: UMR-106 cells were treated with PTH (1-34) or SEP-479 for 5 hours; gene expression analyzed by quantitative RT-PCR; SEP-479: 10 nM; PTH (1-34): 0.1 nM Vehicle PTH (1-34) SEP-479 Vehicle PTH (1-34) SEP-479 Vehicle PTH (1-34) SEP-479 Vehicle PTH (1-34) SEP-479 Sost rel. expression Bglap rel. expression Tnfsf11 rel. expression Tnfrsf11b rel. expression

SEP-479 Normalized Serum Calcium and Phosphate in Rat Hypoparathyroidism Model Rat surgical model of SEP-479: 28-day Oral QD Dosing hypoparathyroidism Sustained Normalization of Sustained Normalization of 2+ Serum Ca Levels Serum Phosphate Levels Rat Surgery to remove parathyroid glands Decreased serum calcium (hypocalcemia) Oral small molecule PTH1R agonist Normalize serum calcium © 2026 SEPTERNA 11 PO: oral dosing QD: once daily dosing

SEP-479 Improved Renal Mineral Homeostasis and Engaged Bone Remodeling in Rat Hypoparathyroidism Model SEP-479 demonstrated PTH-like renal SEP-479 demonstrated PTH-like bone remodeling effects: pharmacology profile: • Decreased bone mineral density, increased CTX (serum bone catabolic marker) • Decreased urinary calcium concentration and and modestly changed P1NP (serum bone anabolic marker) increased active Vitamin D production Urinary Calcium Active Vitamin D Bone Mineral Density Serum Bone Biomarkers Femur Serum P1NP Tibia Serum CTX 200 200 200 150 200 150 150 150 150 150 100 100 100 100 100 100 50 50 50 50 50 50 0 0 0 0 0 0 Vehicle 0.15 0.2 Vehicle 0.15 0.2 Vehicle 0.15 0.2 Vehicle 0.15 0.2 Vehicle 0.15 0.2 Vehicle 0.15 0.2 SEP-479 SEP-479 SEP-479 SEP-479 SEP-479 SEP-479 (mg/kg) (mg/kg) (mg/kg) (mg/kg) (mg/kg) (mg/kg) © 2026 SEPTERNA 12 CTX: C-terminal telopeptides of type 1 collagen; P1NP: Procollagen type 1 N-terminal propeptide Urinary Calcium (% change over vehicle) Active Vitamin D (% change over vehicle) BMD (% change over vehicle) BMD (% change over vehicle) Serum CTX (% change over vehicle) Serum P1NP (% change over vehicle)

SEP-479 Lowered Endogenous PTH and Increased Serum Calcium In Healthy Cynomolgus Monkey Pharmacodynamic Study

In healthy animals (and humans) with normal parathyroid gland function:

- Treatment with PTH agonists leads to rapid suppression of endogenous PTH secretion to maintain normal calcium levels
- When feedback suppression of endogenous PTH reaches its limits, PTH agonist therapy at higher doses leads to calcium increases

SEP-479: 7-day Healthy Cynomolgus Monkey Pharmacodynamic Study


Serum PTH Levels
Serum PTH (% change from baseline)
50
0
-50
-100
Dosing
Recovery
1 2 3 4 5 6 7 8 9 10 11 12
Study Day
SEP-479 (QD)
0.5 mg/kg
1 mg/kg
2 mg/kg
3 mg/kg
Serum Ca2+ Levels
Serum Ca (mg/dL change from baseline)
6 5 4 3 2 1 0
2 mg/dL
1 mg/dL
Dosing
Recovery
1 2 3 4 5 6 7 8 9 10 11 12
Study Day

Lessons from PTH peptide clinical trials:

- Doses in healthy subjects that increase calcium ~0.5-1 mg/dL translated to relevant therapeutic pharmacology in hypoparathyroidism patients

© 2026 SEPTERNA
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SEP-479 Preclinical Profile Supported Advancement into Phase 1 Potent oral small molecule PTH1R agonist • Demonstrated effects comparable to PTH peptides in cell-based assays and in vivo models Pharmacokinetic studies • Demonstrated high oral bioavailability and long half-life following oral dosing across preclinical species (mouse, rat, dog, cyno) • Projected human half-life was approximately 40-80 hours with potential to support QD human dosing Non-clinical safety studies • Generally well tolerated in three non-clinical safety studies (28-day GLP toxicology in rats, dogs, cyno) • Dose-limiting effect in each species was on-target hypercalcemia, as expected for a PTH1R agonist © 2026 SEPTERNA 14

SEP-479 Phase 1 Study in Healthy Volunteers is in Progress

Study design:

- Randomized, placebo-controlled, single ascending dose (SAD) and multiple ascending dose (MAD) trial in healthy adult volunteers
- Will also include a cross-over food effect study
- Estimated enrollment: up to ~150 subjects (in Australia)


Endpoints
Single ascending dose
Randomization
SEP-479 : placebo
SEP-479 x 1
SEP-479 x 1
SEP-479 x 1
cohorts TBD
Safety / tolerability
PK
PTH, Ca^{2+}
Other biomarkers
Endpoints
Multiple ascending dose
Randomization
SEP-479 : placebo
SEP-479 QD x 14
SEP-479 QD x 14
SEP-479 QD x 14
cohorts TBD
Safety / tolerability
PK
PTH, Ca^{2+}
Other biomarkers

SEP-479 dose escalation in healthy volunteers is ongoing:

- Observed elimination half-life is ~3-4 days which we believe should support once-daily dosing
- MAD cohort dosing duration of 14 days planned to adequately assess steady-state PK

Translation of healthy volunteer studies to hypoparathyroidism patients:

- Healthy subjects and hypoparathyroidism patients both have intact PTH1R in the bone and kidneys to control serum calcium
- Injectable PTH peptide trials: changes in serum calcium translated well from healthy volunteers to hypoparathyroidism patients
- On-target pharmacology in Phase 1 to be confirmed initially with decreases in endogenous PTH, and at higher doses, with increases in serum calcium

Anticipate SEP-479 SAD / MAD results in Q1 2027

© 2026 SEPTERNA
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SEP-204: Oral Small Molecule TSHR NAM Targeting TSHR for Graves’ Disease and TED © 2026 SEPTERNA

Graves' Disease and Thyroid Eye Disease (TED): Unmet Need for a Disease-Modifying Therapy

Graves' Disease & TED Share Pathophysiology:

- Autoantibodies activate TSHR in thyroid gland and in orbital fibroblasts behind the eyes

Graves' Disease

- >2M patients in US; no new treatments approved in decades
- Standard-of-care: antithyroid drugs (ATDs), radioactive iodine, thyroidectomy

TED

- Develops in ~50% of Graves' disease patients
- Treatments for moderate-to-severe patients include:
  - Anti-IGF-1R Abs (TEPEZZA®, LUMVOA®): require multiple IV infusions; serious side effects (e.g., hearing loss)
  - Anti–IL-6R Ab (ENSPRYNG®): monthly SC dosing; requires ongoing safety monitoring for infection, liver enzymes, neutropenia

Challenge: Each Patient Has Unique Autoantibodies

- High-affinity, frequently polyclonal, high titer
- Ideal medicine would block TSHR activation by all antibodies



GRAVES' DISEASE
Thyroid stimulating antibody
Overactive TSHR
Graves' disease autoantibodies
Thyroid cells
Orbital fibroblasts
Thyroid hormone
Orbital fat
Excessive TSHR signaling leads to disease pathology
Graves' disease
Hyperthyroidism anxiety, tremor, fatigue
Thyroid eye disease
Eye bulging, swelling, double vision
TSHR oral small molecule negative allosteric modulator
Blocks TSHR activation
Inactive TSHR
Restoration of normal physiology

Our Strategy: TSHR NAM as a potential oral disease-modifying treatment for all Graves' disease and TED patients

© 2026 SEPTERNA

TSHR: Thyroid-stimulating hormone receptor

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Graves’ Disease and TED: Spectrum of TSHR Autoimmune Disease Manifestations and Unmet Needs Significant unmet need for a new medicine that addresses the full spectrum of Graves’ disease and co-morbid TED Graves’ Disease Graves’ + Subclinical-to-Mild TED Graves’ + Moderate-to-Severe TED • Alternative to ATDs for patients who • Address Graves’ and mild TED signs • Address Graves’ and alternative to are intolerant, don’t go into and symptoms existing TED therapies for relapses remission, or relapse; for use prior to • Prevent further TED progression or to avoid side effects thyroidectomy or radioactive iodine A TSHR NAM has the potential to be disease modifying for the entire spectrum of patients with Graves’ disease and TED © 2026 SEPTERNA 18

SEP-204: Oral Small Molecule TSHR Negative Allosteric Modulator (NAM) Development Candidate TSHR undergoes a large conformational change when activated; SEP-204 SEP-204: Development Candidate prevents activation and signaling Potent oral small molecule TSHR NAM Demonstrated inhibition of thyroid stimulating antibody (TSAb) activation of TSHR in human thyrocyte cell assays Active Highly selective for TSHR (>1000X selective over closely Conformation Inactive related FSHR and LHR) Conformation Demonstrated robust PK/PD and activity in multiple animal models (mice, rats, dogs and monkeys) Excellent pharmaceutical properties; projected human half SEP-204 binds in the transmembrane domain and life should support QD oral dosing prevents TSHR activation, even with TSAb binding Generally well tolerated in GLP toxicology studies Phase 1 trial anticipated to begin in Q1 2027 TSHR © 2026 SEPTERNA 19 TSAb: Thyroid-stimulating antibodies

TSHR Inhibition: Neuroendocrine Feedback Expected to Lead to Increases in TSH and Decreases in Thyroid Hormone Levels Hypothalamic-Pituitary- Anticipated Effects of TSHR NAM in Healthy Animals and Graves’ Models Thyroid Feedback Axis © 2026 SEPTERNA 20

SEP-204 Increased TSH and Decreased Thyroid Hormone T4 in Healthy Rat Pharmacodynamic Study



Rat
SEP-204 (PO BID x 5 days)
↑ TSH
↓ T4

TSH Levels



100
10
1
0.1
TSH Fold Change
Vehicle
1
3
10
SEP-204 (mg/kg) BID

- SEP-204 increased TSH in a dose-dependent manner (up to >10x) to maintain thyroid hormone T4 levels

Thyroid Hormone T4 Levels



1.5
1.0
0.5
0.0
T4 Fold Change
Vehicle
1
3
10
SEP-204 (mg/kg) BID

- SEP-204 decreased T4 levels at the highest dose after compensatory TSH increases were maximized

SEP-204 PK/PD: TSH & T4 vs. Drug Exposure



100
10
1
0.1
Fold over Vehicle
TSH
Total T4
SEP-204 Exposure

- Lower exposures: ↑ TSH to keep T4 in physiologic range
- Higher exposures: TSHR signaling blunted resulting in ↓ T4

SEP-204 demonstrated a PK/PD response in healthy rats consistent with anticipated HPT axis feedback

© 2026 SEPTERNA

Note: SEP-204 half life with oral dosing in female rats is ~12 hr. HPT axis: hypothalamic-pituitary-thyroid axis

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SEP-204 Increased TSH and Normalized or Decreased Thyroid Hormone Levels in a Rat TSAb Challenge Model Total T4 Thyroid Hormone Levels over Time M22 (TSAb) 8 SEP-204 ↑ T4 Normalized or M22 SEP-204 ↓ TSH Decreased T4 single dose Rat 6 4 Rat Thyroid Stimulating Antibody (TSAb) Challenge Model 2 • Single dose of M22, a Graves’ disease patient-derived thyroid stimulating antibody (TSAb) 0 -36 -24 -12 -8 0 8 16 24 32 40 48 56 • Resulted in rapid increase in thyroid hormone T4 and Time (hr) M22 + Vehicle M22 + 1 mg/kg BID M22 + 3 mg/kg BID M22 + 10 mg/kg BID decrease in TSH levels SEP-204 increased TSH and decreased T4 TSH Endpoint T4 Endpoint 10 2.0 • 1 and 3 mg/kg → T4 normalized to healthy control range 1.5 • 10 mg/kg → T4 suppressed below normal level 1 1.0 0.5 Results suggest that with circulating TSAbs, SEP-204 0.1 0.0 could potentially be dosed to achieve either thyroid . .. 1 3 10 .. .. 1 3 10 Healthy Vehicle Healthy Vehicle Control (+M22) Control (+M22) hormone normalization or suppression (-M22) (-M22) SEP-204 (mg/kg) BID SEP-204 (mg/kg) BID © 2026 SEPTERNA 22 Total T4 (μg/dL) TSH Fold Change Total T4 Fold Change

SEP-204 Reversed Manifestations of Graves' Disease and TED in a TSAb-Driven Mouse Model


Mouse

M22 (TSAb) → 6 weeks → ↑ Thyroid Hormones, ↑ Thyroid Size, ↑ Eye Proptosis → SEP-204 + M22 (TSAb), 2 weeks → Reversal of Thyroid and Eye Manifestations

Mouse Model of Graves' Disease

- Repeat dosing of M22 (TSAb) x 6 weeks established GD and TED phenotype
- Dosing of M22 continued through week 8 during SEP-204 treatment

SEP-204 significantly reversed signs of GD and TED within 2 weeks

- T4 was normalized
- Thyroid enlargement decreased and thyroid histologic changes were reversed
- Orbital proptosis decreased

Thyroid Histology and Volume

Healthy Control (-M22)	Graves' Mice (M22 + vehicle)	Graves' Mice SEP-204 (100mg/kg)




8
6
4
2
0
Volume (mm^3)
Healthy Control (-M22)
Vehicle (+M22)
10
30
100
K1-70
SEP-204 mg/kg BID

Orbital Proptosis

Healthy Control (-M22)	Graves' Mice (M22 + vehicle)	Graves' Mice SEP-204 (100mg/kg)




80000
70000
60000
50000
40000
30000
Area (Pixel)
Healthy Control (-M22)
Vehicle (+M22)
10
30
100
K1-70
SEP-204 mg/kg BID

© 2026 SEPTERNA
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SEP-204 Preclinical Profile Supports Advancement into Phase 1 Potent oral small molecule TSHR NAM • Demonstrated inhibition of TSAb activation of TSHR in human thyrocyte cell assays • Restored normal T4 levels and decreased thyroid enlargement and orbital proptosis in Graves’ disease animal models • Highly selective for TSHR (>1000x vs. closely related FSHR and LHR) Pharmacokinetics • Demonstrated high oral bioavailability and low clearance across preclinical species (mouse, rat, dog, cyno) • Projected human half-life of ~20-40 hours, which is anticipated to support QD human dosing Preclinical safety studies • Generally well tolerated in 28-day GLP toxicology in rats and dogs; dose-limiting effects were consistent with exaggerated on-target pharmacology (i.e., hypothyroidism) Healthy animal PK/PD studies preview anticipated Phase 1 biomarker readouts • Studies in healthy rats, dogs, and cynomolgus monkeys all demonstrated dose-dependent increases in TSH levels followed by decreases in thyroid hormone levels at higher doses Anticipate SEP-204 Phase 1 trial initiation in healthy volunteers in Q1 2027 © 2026 SEPTERNA 24

SEP-631: Oral Small Molecule MRGPRX2 NAM Targeting MRGPRX2 for Mast Cell-Driven Diseases © 2026 SEPTERNA

MRGPRX2 is a Key Regulator of Mast Cell Degranulation Activated by Several Endogenous Ligands

MRGPRX2 is activated by a host of endogenous agonists leading to IgE-independent mast cell degranulation

- Include several neuropeptides and immune ligands

Mast cell degranulation leads to release of mediators which cause pain, itch, inflammation, and edema

- Pain and itch are driven by mast cells co-localized with sensory neurons
- Inflammation and edema are driven by mast cell mediator effects on tissue capillaries leading to vasodilation, vascular permeability, and leukocyte recruitment

Targeting MRGPRX2 has the potential to disrupt feedback loops that drive these effects



Sensory Neurons
MRGPRX2
Neuropeptides
Substance P
PACAP
Cortistatin-14
VIP
Hemokinin-1
PAMP-12
Mast cell
Immune ligands
LL-37
Defensins
Major Basic Protein
Eosinophil Peroxidase
Pain and itch
Immune cells
Mast cell degranulation
Mast cell mediators
Histamine
Tryptase
Chymase
Prostaglandins
Leukotrienes
Cytokines
Chemokines
PAF
Inflammation and edema
Capillaries

© 2026 SEPTERNA
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SEP-631: MRGPRX2 NAM with a Potentially Differentiated Profile for Mast Cell-Driven Diseases

SEP-631 is a negative allosteric modulator (NAM)

- Binds to a novel allosteric site, distinct from the agonist binding pocket

Potently inhibits MRGPRX2 activation with an insurmountable NAM profile

- Very high binding affinity (Ki ~0.5 nM)
- Slow dissociation rate ($t_{1/2}$ > 2 hours)

Locks MRGPRX2 in a state that prevents binding of all agonists, even at high agonist concentrations

- Potent inhibition of MRGPRX2-induced degranulation for both mast cell lines and primary human skin mast cells

PK profile across species projected to once-daily oral dosing in humans

SEP-631 Induces a Structural Change in MRGPRX2 That Completely Closes the Agonist Binding Pocket


MRGPRX2
MRGPRX2
+ SEP-631
Extracellular view
Extra-cellular loop
Agonist*
Agonist binding pocket
Agonist pocket no longer exists
Transmembrane view

*Cortistatin-14

© 2026 SEPTERNA

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SEP-631 Phase 1 SAD / MAD Demonstrated Safety, Robust Pharmacodynamics, and PK to Support Once-Daily Oral Dosing


Part A. SEP-631 PO single dose (SAD)
Single ascending dose
n=8 / cohort
Randomization 6:2 (SEP-631:placebo)
10 mg
30 mg
90 mg
200 mg
300 mg
400 mg
Key endpoints
Safety / tolerability
PK
Part B. SEP-631 PO QD for 10 days (MAD)
Multiple ascending dose
n=16 / cohort
Randomization 12:4 (SEP-631:placebo)
10 mg
30 mg
90 mg
200 mg
Key endpoints
Safety / tolerability
PK
PD: skin challenge
Part C. SEP-631 PO single dose crossover
Food effect
n=8
Randomized open-label crossover
200 mg Fasted
200 mg Fed
-day washou
200 mg Fasted
200 mg Fed
Key endpoints
Safety / tolerability
PK (fasted vs fed)


Skin Challenge (Pre-dose)
P L H
N L H
SEP-631 dosing
QD x 9 days
Skin Challenge Objective (Post-dose)
P L H
N L H
Forearm Intradermal Injection Pattern
N P
L L
H H
L = icatibant 10 µg/mL
H = icatibant 100 µg/mL
N = negative control (saline)
P = positive control (histamine)

Phase 1 Results

- **Safety:** No severe or serious events; rate of adverse events with SEP-631 was comparable with placebo
- **Pharmacokinetics:** Elimination half-life is approximately 24 hours, supporting once-daily (QD) dosing
- **Food effect study:** Similar exposure in fed and fasted conditions supports QD dosing without food restrictions
- **Pharmacodynamics:** Robust inhibition of icatibant-induced skin wheal formation

© 2026 SEPTERNA
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SEP-631 Inhibited Icatibant Wheal Formation in Dose-Dependent Manner to Complete Inhibition

- SEP-631 completely inhibited icatibant 10 µg/mL-induced wheals at 10 mg QD, the lowest dose evaluated
- SEP-631 inhibited icatibant 100 µg/mL-induced wheals in a dose-dependent manner, with near to complete inhibition at 90 and 200 mg QD



Icatibant 10 µg/mL
Mean (SD) Wheal Size (mm)
p≤0.0001
p≤0.0001
p=0.0002
p≤0.0001
Δ −2.57
Δ −1.81
Δ −1.96
Δ −2.25
Saline
Baseline
Day 9
Receptor occupancy at trough drug levels
~94%
~97%
~99%
>99%
Placebo
10 mg QD
30 mg QD
90 mg QD
200 mg QD
SEP-631 Dose
Icatibant 100 µg/mL
Mean (SD) Wheal Size (mm)
p≤0.0001
p≤0.0001
p≤0.0001
p≤0.0001
Δ −1.99
Δ −2.51
Δ −3.10
Δ −3.34
Saline
Baseline
Day 9
Receptor occupancy at trough drug levels
~94%
~97%
~99%
>99%
Placebo
10 mg QD
30 mg QD
90 mg QD
200 mg QD
SEP-631 Dose

© 2026 SEPTERNA

Nominal p-values comparing each SEP-631 dose level to placebo for change from baseline are based on an ANCOVA model including a fixed effect for treatment group and baseline wheal response as a covariate

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SEP-631 Preclinical and Phase 1 Data Supports Potential Best-in-Class Profile

Full inhibition of MRGPRX2 activation + Oral once-daily tablet and clean safety profile → Potential to translate into best-in-class efficacy for multiple disease indications

NAM mechanism provides broad insurmountable MRGPRX2 inhibition

- Subnanomolar binding affinity (Ki ~0.5 nM) with slow receptor off-rate kinetics ($t_{1/2}$ > 2 hours)
- Completely closes MRGPRX2 agonist binding pocket, preventing agonist binding

Robust clinical pharmacodynamic effects

- High receptor occupancy (>99%) translated into full inhibition of icatibant-induced skin wheal formation in Phase 1, and similarly high levels of MRGPRX2 inhibition in target tissues throughout the body may be needed for optimal efficacy for mast cell-driven diseases

Clean clinical safety profile

- No severe or serious events observed; rate of adverse events with SEP-631 was comparable with placebo

Convenient, once-daily oral tablet with a flexible dosing schedule

- Elimination half-life ~24 hours; no food effect

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SEP-631: Clinical Development Strategy Broad opportunity across a range of allergic and inflammatory diseases where mast cells are implicated in disease pathophysiology Near-Term Strategy: Explore opportunities for SEP-631 in multiple indications with capital-efficient and right-sized signal-finding clinical studies Focus on indications characterized by: • Diseases where mast cells are believed to play a central role • Diverse pathologies to test various therapeutic hypotheses • Significant unmet need © 2026 SEPTERNA 31

Metabolic Programs Oral Small Molecule Programs Targeting GLP-1R, GIPR, GCGR and Other Targets for Obesity, Diabetes, and Other Cardiometabolic Diseases © 2026 SEPTERNA

Collaboration with Novo for Oral Small Molecules for Metabolic Diseases Septerna and Novo commenced four initial R&D programs targeting five GPCRs • Includes GLP-1, GIP and glucagon receptors • Collaboration includes Septerna’s preclinical, selective, oral, small molecule GIP receptor agonists Potential multi-billion $ opportunity • $195M upfront payment received in July ‘25 • ~$500M in R&D, regulatory and commercial milestones for each program • Mid-to-high single-digit tiered royalties based on global Collaboration Objective: discover, develop and product sales commercialize multiple novel mono-, dual-, or • Opt-in right for worldwide profit-share for one program triple-acting oral small molecule drug candidates directed to obesity, type 2 diabetes and other Novo responsible for coverage of all collaboration cardiometabolic diseases R&D expenses © 2026 SEPTERNA 33

Building a World-Class GPCR-Focused Biotechnology Company © 2026 SEPTERNA

Proven Leaders in GPCR Drug Development and Company Building

Senior Leadership


Jeff Finer, MD PhD
CEO


Liz Bhatt, MS MBA
President & COO


Rajiv Patni, MD
CMO


Gil Labrucherie, CFA JD
CFO


Uwe Klein, PhD
SVP Biological Sciences


Dan Long, DPhil
SVP Drug Discovery


Samira Shaikhly
CPO


Mark Wilson, JD
CLO

Board of Directors

- Jeff Finer, MD, PhD, CEO
- Jeff Tong, PhD, Third Rock Ventures
- Alan Ezekowitz, MD, DPhil, Third Rock Ventures
- Abe Bassan, Samsara BioCapital
- Jake Simson, PhD, RA Capital
- Bernard Coulie, MD, PhD, MBA, Independent Director
- Shalini Sharp, MBA, Independent Director
- Keith Gottesdiener, MD, Independent Director

Academic Co-Founders

- Robert J. Lefkowitz, MD, Duke University Medical Center
- Arthur Christopoulos, PhD, Monash University
- Patrick Sexton, PhD, DSc, Monash University

Drug Discovery Advisory Board

- Ruth Wexler, PhD, formerly with BMS
- John Lowe, PhD, formerly with Pfizer
- Craig Lindsley, PhD, Vanderbilt, formerly with Merck
- Tom Baillie, PhD, DSc, formerly with Merck
- David Lacey, MD, formerly with Amgen

© 2026 SEPTERNA
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Septerna: Pioneering a New Era of GPCR Drug Discovery

- **Portfolio of oral small molecule GPCR-targeted programs**
- **Multi-product pipeline, each with a multi-billion $ market opportunity**
- **Native Complex Platform® drives rapid compound identification and portfolio expansion**
- **Well-capitalized with cash runway expected to support operating plans at least into 2029**

Wholly-Owned Programs	Development Status				
Program / Target Mode of Action	Discovery	IND-enabling	Phase 1	Phase 2	
SEP-479 (PTH1R) Agonist					Anticipate Phase 1 data in Q12027
SEP-204 (TSHR) Negative Allosteric Modulator					Anticipate Phase 1 initiation in Q1 2027
SEP-631 (MRGPRX2) Negative Allosteric Modulator					
PTH1R Program Agonist (for Osteoporosis)					

Partnered Programs		Partner
Metabolic Programs GLP-1R, GIPR, GCGR*	Obesity and Other Cardiometabolic Diseases	novo

* Partnership also includes two undisclosed targets

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Pioneering a New Era of GPCR Drug Discovery © 2026 SEPTERNA